Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin J. Conner, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the quarterly report on Form 10-Q of GlyEco, Inc. for the fiscal quarter ended March 31, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of GlyEco, Inc.

Date: May 21, 2012	/s/ Kevin J. Conner
Kevin J. Conner
Chief Financial Officer
(Principal Financial and Accounting Officer)